                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                                   FORM 8-K
               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report                                                 December 10, 1997
Commission File Number                                                 333-35847

                   FIRST SECURITY AUTO GRANTOR TRUST 1997-B
            (Exact name of registrant as specified in its charter)
State of incorporation                                                      Utah
I.R.S. Employer Identification No.                                    87-6237789
Address of principal executive offices             79 South Main, P.O. Box 30006
                                                            Salt Lake City, Utah
Zip Code                                                              84130-0006
Registrant's telephone number, including area code                (801) 246-5165


Item 7.  Financial Statements and Exhibits

   Pursuant to its agreement with certificate holders, this report is filed to report data relating to this trust as contained in the monthly servicing report sent to certificate holders by the trustee. Attached as Exhibit A is a copy of the monthly servicing report for the period Oct. 26, 1997 through Nov. 25, 1997.


SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST SECURITY AUTO GRANTOR TRUST 1997-B
(Registrant)

By: FIRST SECURITY BANK, N.A.
    (Seller and Servicer)


[SIGNED]                                                  December 10, 1997
_______________________________________________________   ____________________
Scott C. Ulbrich                                          (Date)
Authorized Officer

EXHIBIT A
First Security Auto Grantor Trust 1997-B
Monthly Statement to Certificate Holders
Servicer:  First Security Bank, N.A.

October 26, 1997 Thru November 25, 1997
Distribution Date:  12-15-97

Statement for Class A and Class B Certificate Holders Pursuant                                                Per $1,000 of Original
to Section 4.7 of the Pooling and Servicing Agreement                                                                Class A/Class B
                                                                                                                  Certificate Amount
(i)    Principal Distribution
         Class A Amount                                                                         22,693,256.67                47.2546
         Class B Amount                                                                          1,069,323.28                47.2546

(ii)   Interest Distribution
         Class A Amount                                                                          2,441,190.97                 5.0833
         Class B Amount                                                                            118,236.53                 5.2250

(iii)  Yield Supplement Amount                                                                           5.88                 0.0000

(iv)   Basic Servicing Fee                                                                         419,052.74                 0.8333

(v)    Class A Certificate Balance (end of Collection Period)                                  457,541,032.70
       Class A Pool Factor (end of Collection Period)                                               0.9527454
       Class B Certificate Balance (end of Collection Period)                                   21,559,676.72
       Class B Pool Factor (end of Collection Period)                                               0.9527454

(vi)   Total Pool Balance (end of Collection Period)                                           479,100,709.42

(vii)  Realized Losses

(viii) (x) Excess of Class A Certificate Balance over Pool Balance                                       0.00
       (y) Excess of Class B Certificate Balance over amount by which Pool Balance exceeds
             Class A Certificate Balance                                                                 0.00

(ix)   Reserve Account Balance after Giving Effect to Payments                                  13,970,817.76
         Made on Distribution Date

(x)    Aggregate Purchase Amount of Receivables Repurchased by the Sellers
         or purchased by Servicers                                                                       0.00
